Investor Day Presentation

November 20, 2003

Safe Harbor Statement

Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," “will,” "anticipate,"
"should," "planned," "estimated,” “projected,” “forecasted” (or the symbols “E” “F” “G” or “P”), "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements.
Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements.  Such risks, uncertainties and contingencies are described in detail in Management’s
Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) declining usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) difficulties in our efforts to integrate the Sprint Publishing & Advertising operations into our own and our ability to achieve synergies in connection with the acquisition; (6) SBC’s or DonTech’s actions could adversely impact our results of operations and financial condition; (7) reliance on and extension of credit to small- and medium-sized businesses; (8) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (9) general economic conditions and consumer sentiment in our markets; and (10) fluctuations in the price and availability of paper.

During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on 8-K disclosing 2002 adjusted pro forma results filed with the SEC on July 23, 2003, and our Current Report on 8-K discussing non-GAAP financial measures filed with the SEC on May 2,
2003, each of which is available on our web site under “Investor Information,” “SEC Filings.”

Financial Overview and
Investment Thesis

Investment Highlights

Recognized brand affiliation – Sprint and SBC

Leading incumbent market share

Attractive market demographics and diversity

Highly experienced and proactive management team

Compelling LBO cash flow dynamics

Only publicly traded pure play directory publisher

Track record of building shareholder value

Total Ad Spending
vs. "Real" GDP
12.00%
8.00%
4.00%
0.00%
-4.00%
-8.00%
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
"Real" GDP
Total Ad Spending
Yellow Pages

RHDonnelley

5

Real GDP and Ad Spending

Source:  Beige Book, Federal Reserve Bank, Third Quarter 2003

              Bob Coen, McCann Erickson

Ad spending and economic
activity are closely aligned

Peaks and valleys tend to
coincide

Yellow Page performance
lags economic activity due to
annual sales cycle

DME vs. Industry
0.12
0.08
0.04
0
-0.04
-0.08
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
Industry
DME

6

DME Historical Performance

DME previously out-
performed the industry thru
1999

Changes in billing and
collections processes in 2000-
2001

Events of 9-11 impacted the
tourist driven economy

2003 performance promises
return of growth

Source: Bob Coen, McCann Erickson

YP Industry Forecasts

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.5%
3.8%
1.0%
0.0%
1.2%
1.6%

RHDonnelley

7

Industry Forecasts

Veronis Suhler robust
forecasts may inflate industry
performance

Jack Myers’ recent flat 2004
expectations on the low side

Kelsey recent forecast to 2008

’03      ’04

Myers

’03     ’04

Veronis
Suhler

’03     ’04

Kelsey

Factors Influencing DME Growth

Constraining Influences – 2004

Acclimating to new processes, reports, management tools

Consolidation and relocation of operational headquarters

Streamlined Sales Divisions (13 to 10) result in some lack
of continuity

Local media slower to recover

Factors Influencing DME Growth

Better but not as good as we will be!

Enhancing Influences – 2004

Improving economic conditions

Full year impact of credit policy supports new business

Performance based compensation

Change in management philosophies begin to take hold

New Products/Pricing

We expect 2% - 3% growth in DME pub sales for 2004

Revenue Trend

($ in millions)

* Net of claims & adjustments

(1)  For ease of computation purposes, forecasted revenues and associated measures are based on the mid-point of the range of projected publication sales growth.

Normalizing Adjustments

(8)

(3)

2

Normalized Total Net Revenue

$563

$569

$579

1.1

1.8

DME Pub Sales

$542

$549

$562

1.3

2.4

Gross Directory Revenue

$552

$551

$558

(0.2)

1.3

Other Revenue*

19

21

19

10.5

(9.5)

Total Net Revenue

$ 571

$572

$577

0.2

0.9

Adjusted

Adjusted

Forecast

% Change

PF 2002

2003 E

2004(1)

2003

2004

($ in millions)

Expense Trend

* before D&A

Base Cost Escalation - net

9

1

Expense Reduction

$(14)

$(11)

Efficiencies

$(14)

$(1)

Synergies

(9)

(11)

Subtotal

$(23)

$(12)

Expenses *

$281

$279

$274

(0.7)

1.8

Normalizing Adjustments

7

(5)

(11)

Normalized Expenses*

288

274

263

4.9

4.0

Adjusted

Adjusted

Forecast

% Change

PF 2002

2003 E

2004

2003

2004

DonTech Ad Sales/Contribution

($ in millions)

Pub Sales

$418

$403

$394

(3.6)

(2.2)

Calendar Sales

403

396

393

(1.7)

(0.8)

Partnership Income

$117

$114

$112

(2.6)

(1.8)

Actual

Actual

Forecast

% Change

2002

2003 E

2004

2003

2004

EBITDA Trend

($ in millions)

* before D&A

Adjusted

Adjusted

Forecast

% Change

PF 2002

2003 E

2004

2003

2004

DonTech

117

114

112

(2.6)

(1.8)

Normalized EBITDA - Total

$392

$409

$428

4.3

4.7

Normalized Revenue

$563

$569

$579

1.1

1.8

Normalized Expenses*

288

274

263

4.9

4.0

Normalized EBITDA – Donnelley

275

295

316

7.3

7.1

margin%

49%

52%

55%

Financial Overview

($ in millions)

* Excluding D&A, interest & taxes

DME Pub Sales

$542

$549

$562

1.3

2.4

Revenue

571

572

577

0.2

0.9

Expenses*

281

279

274

0.7

(1.8)

Donnelley EBITDA

290

293

303

1.0

3.4

DonTech

117

114

112

(2.6)

(1.8)

Total EBITDA

407

407

415

---

2.0

Net Normalizing Adjustments

(15)

2

13

Normalized EBITDA

$392

$409

$428

4.3

4.7

Adjusted

Adjusted

Forecast

% Change

PF 2002

2003 E

2004

2003

2004

Net Income Trend

($ in millions, except EPS)

* before preferred dividend

Adjusted

Adjusted

Forecast

% Change

PF 2002

2003 E

2004

2003

2004

D & A

65

66

59

Interest

185

179

164

Tax Provision

59

61

76

Adjusted Net Income*

$98

$101

$116

3.1

14.9

Total EBITDA

$407

$407

$415

---

2.0

Adjusted Wtd. Avg. Shares

39.4

40.4

42.9

Adjusted EPS

$2.49

$2.50

$2.70

0.4

8.0

Summary Free Cash Flow Projections

($ in millions)

Total EBITDA

$407

$415

Cash Interest

170

150

Changes in Working Capital

(10)

10

Cash Taxes

0

0

Capital Expenditures

17

15

Free Cash Flow

$230

$240

Adjusted

Forecast

2003E

2004

Debt Repayment

($ in millions)

RHD debt repayment and deleveraging well ahead of schedule

Bank Debt

$1,389

$1,159

$919

8.875% Sr. Notes

325

325

325

Total Senior Debt

1,714

1,484

1,244

Senior Subordinated Notes

621

621

621

Total Debt

$2,335

$2,105

$1,865

Change

$

230

$

240

Leverage Ratio

5.7X

5.2X

4.5X

Balance

Estimated

Estimated

1-3-03

12-31-03

12-31-04

Investment Value Proposition

Essential resource for people ready to buy

Critical medium for SME advertisers

Solid fundamental value proposition

Visible recurring revenue and loyal customers

Stable growth and high margins

Exceptional conversion of profit to FCF

Powerful combination of operating and financial leverage

Equity / FCF
27.8x
23.0x
18.5x
16.8x
15.4x
12.2x
7.1x
Radio
Diverse Media
TV
Publishing
Outdoor
European directories
R.H. Donnelley

RHDonnelley

19

Favorable Free Cash Flow Multiple

Cash is a Fact

Source:  Deutsche Bank Securities Inc.

Appendix

Reconciliation of non-GAAP measures

Amounts in millions

2002PF

2003E

2004G

Reconciliation of publication sales for Sprint-branded directories to total net revenue, normalized net revenue and GAAP net revenue

Publication sales in the period

542

$

549

$

562

$

Less publication sales for January 2003 directories that were not recognized as revenue due to purchase accounting

(102)

Less publication sales not recognized as revenue in current period

(216)

(212)

(220)

Plus revenue recognized from prior period publication sales

226

216

Gross directory advertising revenue

552

235

558

Pre-press publishing revenue

19

20

17

Other revenue

1

2

Plus net revenue that would have been reported for publication sales made prior to acquisition absent purchase accounting

316

Total Net Revenue

571

572

577

Less revenue from pre-press publishing contract that expired

   December 2002 and all services provided ceased March 2003

(8)

(3)

Plus net revenue that would have been reported for publication sales made prior to acquisition absent purchase accounting

2

Normalized Net Revenue

563

569

579

Less SPA revenue that would have been recognized

   assuming the acquisition occurred on Jan. 1, 2002

(546)

Plus RHD revenue from SPA that would have been eliminated as intercompany revenue assuming the acquisition occurred on Jan. 1, 2002

50

Less net revenue from publication sales made prior to acquisition that were not recognized due to purchase accounting adjustment

(316)

(2)

Plus revenue from pre-press publishing contract that expired

   December 2002 and all services provided ceased March 2003

8

3

Net Revenue - GAAP

75

$

256

$

577

$

Reconciliation of non-GAAP measures
(cont’d)

Amounts in millions

2002PF

2003E

2004G

Reconciliation of GAAP expenses to adjusted expenses, excluding depreciation and amortization ("D&A") to normalized expenses,

   excluding D&A

GAAP expenses

66

$

282

$

333

$

Less D&A - GAAP

(6)

(66)

(59)

GAAP expenses, excluding D&A

60

216

274

Plus SPA expenses that would have been recognized

   assuming the acquisition occurred on Jan. 1, 2002

253

Less SPA expenses for services provided by RHD that would have been eliminated as intercompany expenses assuming the acquisition occurred on Jan. 1, 2002

(44)

Plus purchase accounting adjustment to state assets at FMV

8

Plus expenses that would have been reported for publication

   sales made prior to acquisition absent purchase accounting

63

Plus restructuring benefit

6

Less investment impairment charge

(2)

Adjusted expenses, excluding D&A

281

279

274

Less restructuring charges

(10)

(8)

Less purchase accounting adjustment to state assets at FMV

(8)

Plus favorable adjustments to bad debt provision to more properly reflect management's best estimate of bad debts to be incurred

9

6

Plus additional advertising and insurance expense that management estimates would have been incurred had the acquisition occurred on Jan 1, 2002

9

Less additional expense from purchase accounting adjustment to state assets at FMV

(3)

Other

(3)

(1)

Normalized expenses, excluding D&A

288

$

274

$

263

$

Reconciliation of non-GAAP measures
(cont’d)

Amounts in millions

2002

2003E

2004G

Reconciliation of publication sales for SBC directories for which

DonTech sells advertising to partnership income from DonTech

Publication sales in the period

418

$

403

$

394

$

Less the value of contracts executed and reported as calendar sales in prior periods

(155)

(140)

(133)

Plus the value of contracts executed during the period to be reported as publication sales in future periods

140

133

132

Calendar sales

403

$

396

$

393

$

Commission revenue from above calendar sales

102

$

100

$

98

$

Partnership net expenses

(65)

(65)

(66)

Partnership profit

37

$

35

$

32

$

Company's 50% share of partnership profits

18

$

17

$

16

$

Revenue participation income from above calendar sales

99

97

96

Partnership income from DonTech - GAAP

117

$

114

$

112

$

Reconciliation of non-GAAP measures
(cont’d)

Amounts in millions

2002PF

2003E

2004G

Reconciliation of GAAP net income (loss) to Donnelley EBITDA,

normalized Donnelley EBITDA and total normalized EBITDA

and calculation of normalized Donnelley EBITDA margin

Net income (loss) - GAAP

67

$

(51)

$

116

$

Plus tax expense (benefit)

45

(38)

76

Plus interest expense, net

34

179

164

Plus depreciation and amortization

6

66

59

Less other income

(2)

Less DonTech partnership income

(117)

(114)

(112)

Donnelley EBITDA

35

40

303

Plus net revenue that would have been reported for publication sales made prior to acquisition absent purchase accounting

316

2

Less expenses that would have been reported for publication

   sales made prior to acquisition absent purchase accounting

(63)

Plus SPA revenue that would have been recognized

   assuming the acquisition occurred on Jan. 1, 2002

546

Less RHD revenue from SPA that would have been eliminated as intercompany revenue assuming the acquisition occurred on Jan. 1, 2002

(50)

Less SPA expenses, excluding depreciation and amortization,

   that would have been recognized assuming the acquisition occurred on Jan. 1, 2002

(253)

Plus SPA expenses for services provided by RHD that would have been eliminated as intercompany expenses assuming the acquisition occurred on Jan. 1, 2002

44

Less RHD partnership income from SPA  that would have been eliminated as intercompany partnership income assuming the acquisition occurred on  Jan. 1, 2002

(20)

Less revenue from pre-press publishing contract that expired

   December 2002 and all services provided ceased March 2003

(8)

(3)

(Less) plus restructuring (benefit) charge

(6)

10

8

Plus investment impairment charge

2

Plus additional expense from purchase accounting adjustment to state assets at FMV

3

Less additional advertising and insurance expense that management estimates would have been incurred had the acquisition occurred on Jan. 1, 2002

(9)

Less favorable adjustments to bad debt provision to more properly reflect management's best estimate of bad debts to be incurred

(9)

(6)

Other

3

1

Normalized EBITDA - Donnelley (A)

275

295

316

Plus DonTech partnership income

117

114

112

Total Normalized EBITDA

392

$

409

$

428

$

Normalized net revenue - see separate reconciliation (B)

563

$

569

$

579

$

Normalized Donnelley EBITDA margin (A/B)

49%

52%

55%

Reconciliation of non-GAAP measures
(cont’d)

Amounts in millions

2002PF

2003E

2004G

Reconciliation of GAAP net income (loss) to EBITDA, adjusted EBITDA and normalized EBITDA

Net income (loss) - GAAP

67

$

(51)

$

116

$

Plus tax expense (benefit)

45

(38)

76

Plus interest expense, net

34

179

164

Plus depreciation and amortization

6

66

59

Less other income

(2)

EBITDA

152

154

415

Plus net revenue that would have been reported for publication sales made prior to acquisition absent purchase accounting

316

Less expenses that would have been reported for publication

   sales made prior to acquisition absent purchase accounting

(63)

Plus SPA revenue that would have been recognized

   assuming the acquisition occurred on Jan. 1, 2002

546

Less RHD revenue from SPA that would have been eliminated as intercompany revenue assuming the acquisition occurred on Jan. 1, 2002

(50)

Less SPA expenses, excluding depreciation and amortization,

   that would have been recognized assuming the acquisition

   occurred on Jan. 1, 2002

(253)

Plus SPA expenses for services provided by RHD that would have been eliminated as intercompany expenses assuming the acquisition occurred on Jan. 1, 2002

44

Less RHD partnership income from SPA  that would have been eliminated as intercompany partnership income assuming the acquisition occurred on on Jan. 1, 2002

(20)

Less purchase accounting adjustment to state assets at FMV

(8)

2002 Pro forma EBITDA per 8-K filed

411

Less restructuring benefit

(6)

Plus investment impairment charge

2

Adjusted EBITDA

407

407

415

Plus restructuring charges

10

8

Less revenue from pre-press publishing contract that expired

   December 2002 and all services provided ceased March 2003

(8)

(3)

Plus additional expense from purchase accounting adjustment to to state assets at FMV

8

3

Plus net revenue that would have been reported for publication sales made prior to acquisition absent purchase accounting

2

Less additional advertising and insurance expense that management estimates would have been incurred had the acquisition occurred on Jan. 1, 2002

(9)

Less favorable adjustment to bad debt provision to more properly reflect management's best estimate of bad debts to be incurred

(9)

(6)

Other

3

1

Normalized EBITDA

392

$

409

$

428

$

Reconciliation of non-GAAP measures
(cont’d)

Amounts in millions

2002PF

2003E

2004G

Reconciliation of adjusted EBITDA to adjusted net income

Adjusted EBITDA  - see prior reconciliation to GAAP net income (loss)

407

$

407

$

415

$

Less depreciation and amortization

(6)

(66)

(59)

Less additional depreciation and amortization that would have been incurred assuming the acquisition occurred on Jan. 1, 2002

(59)

Less interest expense

(185)

(179)

(164)

Less tax provision

(59)

(61)

(76)

Adjusted net income

98

$

101

$

116

$

Reconciliation of non-GAAP measures
(cont’d)

Amounts in millions

2003E

2004G

Reconciliation of GAAP cash flow from operations

to free cash flow

Cash flow from operations - GAAP

247

$

255

$

Less capital expenditures

(17)

(15)

Free cash flow

230

$

240

$

Amounts in millions

2002PF

2003E

2004G

Reconciliation of GAAP diluted shares to adjusted

   weighted average shares outstanding

Weighted average diluted shares outstanding - GAAP

30.3

31.4

33.1

Additional diluted shares assuming Preferred Stock was

converted to common shares at beginning of period

9.1

9.0

9.8

Adjusted weighted average diluted shares outstanding

39.4

40.4

42.9

Amounts in millions, except earnings per share

2002PF

2003E

2004G

Calculation of Adjusted EPS

Adjusted net income - see separate reconciliation to GAAP net income (loss)

98

$

101

$

116

$

Adjusted weighted average diluted shares outstanding

39.4

40.4

42.9

Adjusted EPS

2.49

$

2.50

$

2.70

$